                                                                ----------------
                                                                 EXECUTION COPY
                                                                ----------------

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      Assignment, Assumption and Recognition Agreement (the "Agreement"), dated
June 29, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a
Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-4 Trust
("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells
Fargo Bank"), as master servicer of the Banc of America Funding 2006-4 Trust,
National City Mortgage Co., an Ohio corporation ("National City Mortgage"), and
UBS Real Estate Securities Inc. ("UBS").

      WHEREAS, pursuant to (i) that certain Master Seller's Warranties and
Servicing Agreement, dated as of September 1, 2003, by and between Assignor (as successor in interest to Banc of America Mortgage Capital Corporation
("BAMCC")), as purchaser, and National City Mortgage, as seller, (ii) that certain Amendment No. 1, dated as of July 1, 2004, by and among BAMCC, National
City Mortgage and the Assignor, (iii) that certain Master Assignment, Assumption and Recognition Agreement, dated as of July 1, 2004, by and among BAMCC,
National City Mortgage, the Assignor and Wachovia Bank, National Association,
(iv) that certain Amendment No. 2, dated as of October 1, 2004, by and between
National City Mortgage and the Assignor, (v) that certain Amendment No. 3, dated as of August 11, 2005, by and between National City Mortgage and the Assignor,
(vi) that certain Regulation AB Compliance Addendum to the Master Seller's
Warranties and Servicing Agreement, dated as of January 1, 2006, by and between
National City Mortgage and the Assignor, (vii) that certain Assignment and
Conveyance Agreement, dated as of February 7, 2006, by and between National City
Mortgage and the Assignor, and (viii) that certain Assignment and Conveyance
Agreement, dated as of June 14, 2006, by and between National City Mortgage and the Assignor (collectively, the "Purchase and Servicing Agreement"), each of which is attached in Appendix I hereto, the Assignor purchased the National City
Mortgage Loans (as defined herein) from National City Mortgage and National City
Mortgage currently services the National City Mortgage Loans;

      WHEREAS, pursuant to that certain Assignment, Assumption and Recognition
Agreement (the "UBS AAR"), dated as of May 30, 2006, by and among UBS, the
Assignor and National City Mortgage, which is attached in Appendix II hereto, the Assignor purchased the UBS Mortgage Loans (as defined herein) from UBS and
National City Mortgage currently services the UBS Mortgage Loans;

      WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans (as defined herein) to
BAFC;

      WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

      WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing
Agreement,

dated the date hereof (the "Pooling Agreement), among BAFC, the Master Servicer,
Wells Fargo Bank, as securities administrator (the "Securities Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

      For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1.    The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreement, and the mortgage loans delivered under such agreement by National City Mortgage to the Assignor and listed on Exhibit A attached hereto (the "National City
Mortgage Loans").

      The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the UBS AAR, and the mortgage loans delivered under such agreement by UBS to the Assignor and listed on Exhibit B attached hereto (the "UBS Mortgage Loans" and together with the National City Mortgage
Loans, the "Mortgage Loans").

      The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreement other than the Mortgage Loans.

      The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the UBS AAR other than the UBS Mortgage Loans.

      2.    The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

      a.    The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

      b.    The Assignor has not received notice of, and has no knowledge of,
            (i) any offsets, counterclaims or other defenses available to
            National City Mortgage with respect to the Purchase and Servicing
            Agreement or the Mortgage Loans or with respect to the UBS AAR or the UBS Mortgage Loans or (ii) any offsets, counterclaims or other defenses available to UBS with respect to the UBS AAR or the UBS
            Mortgage Loans;

      c.    The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, (i) the Purchase and
            Servicing Agreement or the National City Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreement, or (ii) the UBS AAR or the UBS
            Mortgage Loans,

                                        2

            including without limitation the transfer of the servicing obligations under the UBS AAR. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the
            Purchase and Servicing Agreement, the National City Mortgage Loans,
            the UBS AAR or the UBS Mortgage Loans; and

      d.    Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage
            Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

      3.    From and after the date hereof, National City Mortgage shall (i)
note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) recognize the Assignee as the owner of the Mortgage Loans and
(iii) notwithstanding anything to the contrary contained in Section 7.01 of the
Purchase and Servicing Agreement or in the UBS AAR, continue to service the
Mortgage Loans pursuant to the Purchase and Servicing Agreement, as modified by
Section 9 hereof, for the benefit of the Assignee.

      From and after the date hereof, UBS shall recognize the Assignee as the owner of the UBS Mortgage Loans.

      4.    National City Mortgage acknowledges that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Purchase and Servicing Agreement. The Master
Servicer shall be authorized to enforce directly against National City Mortgage any of the obligations of National City Mortgage to the Assignor or its assignees provided for in the Purchase and Servicing Agreement including, without limitation, the right to exercise any and all rights of the Assignor
(but not the obligations) under the Purchase and Servicing Agreement to monitor and enforce the obligations of National City Mortgage thereunder, the right to terminate National City Mortgage under the Purchase and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by National City Mortgage under the Purchase and
Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by National City Mortgage under the Purchase and
Servicing Agreement, the right to examine the books and records of National City
Mortgage, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by National City Mortgage. All remittances by National City Mortgage shall be made to the account or

                                        3

accounts designated by the Master Servicer to National City Mortgage in writing from time to time. Wire remittances shall be sent to: WELLS FARGO BANK, N.A.,
ABA# 121000248, FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416, FFC TO: BAFC
2006-4 # 50928600.

      The Master Servicer shall be authorized to enforce directly against UBS any of the obligations of UBS to the Assignor or its assignees provided for in the UBS AAR.

      5.    National City Mortgage hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of National
City Mortgage in Sections 3.01 and 3.02 of the Purchase and Servicing Agreement
are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof,
(ii) that it has serviced the Mortgage Loans in accordance with the terms of the
Purchase and Servicing Agreement, (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iv)
that any information provided by it on or before the date hereof to any of the parties hereto is true and correct in all material respects.

      6.    National City Mortgage hereby agrees that, in connection with each
Mortgage Loan of which the related Mortgage has been recorded in the name of
MERS or its designee, it shall take all actions as are necessary to cause the
Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by
MERS.

      7.    In accordance with Sections 2.01 and 7.01 of the Purchase and
Servicing Agreement, the Assignor hereby instructs National City Mortgage, and
National City Mortgage hereby agrees, to release from its custody and deliver the contents of the Mortgage File (as defined in the Purchase and Servicing
Agreement) for each Mortgage Loan to the Assignee, in its capacity as custodian under the Pooling Agreement, at the address set forth in Section 10 hereof on or before the closing date of the related Pass-Through Transfer (as defined in the
Purchase and Servicing Agreement).

      8.    National City Mortgage hereby agrees that any repurchase or substitution of a Mortgage Loan pursuant to Section 3.03 of the Purchase and
Servicing Agreement will be done so in accordance with the provisions set forth in Section 2.02 of the Pooling Agreement.

      9.    National City Mortgage, BAFC and Assignee hereby agree to the following modifications to the Purchase and Servicing Agreement solely with respect to the Mortgage Loans:

      a.    Article I. The definition of "Qualified Substitute Mortgage Loan" is hereby replaced in its entirety with the following:

            "A mortgage loan eligible to be substituted by the Company for a
            Deleted Mortgage Loan which must, on the date of such substitution be approved

                                        4

            by the Purchaser and (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the
            Deleted Mortgage Loan; (ii) have a Mortgage Loan Remittance Rate not less than, and not more than 2% greater than the Mortgage Loan
            Remittance Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; (v)
            be of the same type as the Deleted Mortgage Loan; (vi) have a FICO score not less than that of the Deleted Mortgage Loan, (vii) have an
            LTV not greater than that of the Deleted Mortgage Loan; (viii) have a credit grade not lower in quality than that of the Deleted
            Mortgage Loan and (ix) have the same lien status as the Deleted
            Mortgage Loan."

      b.    Section 3.02(mm). Section 3.02(mm) is hereby amended by replacing
            "Glossary Version 5.6" with "Glossary Version 5.7 (or the
            now-current version thereof);

      c.    Section 3.02(uu). Section 3.02(uu) is hereby replaced in its entirety with the following:

            "(uu) Leaseholds. If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the
            Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default,
            (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;"

      d.    Section 5.01. The second paragraph of Section 5.01 is modified to delete the phrase "the second Business Day following" in the first and second line, to delete the word "second" occurring before the phrase "Business

                                        5

            Day" in the second sentence, and to insert the phrase "on which such payment was due" after the first occurrence of the phrase "Business
            Day" in the second sentence.

      e.    Section 5.02. The second paragraph of Section 5.02 is hereby modified to read as follows:

            "Not later than the fifth (5th) Business Day of each month, the
            Company shall furnish to the Purchaser a delinquency report in the form set forth in Exhibit E-1, a monthly remittance advice in the form set forth in Exhibit E-2, and a realized loss report in the form set forth in Exhibit E-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such
            Remittance Date."

            The exhibits referenced in this Section 9(d) are attached to this
            Agreement as Exhibit C hereto.

      f.    For purposes of clarification, the Servicing Fee Rate is equal to
            0.250% per annum.

            For purposes of clarification, the National City Mortgage is not obligated under the Purchase and Servicing Agreement to advance the amount of any reduction in a Mortgagor's monthly payment due to the operation of the Servicemembers Civil Relief Act.

      g.    Article VI. Article VI is hereby amended by adding a new Section
            6.11 as follows:

            Section 6.11      Compliance with REMIC Provisions.

                  If a REMIC election has been made with respect to the
            arrangement under which the Mortgage Loans and REO Property are held, the Company shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or
            (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in
            Section 860F(a) (2) of the Code and the tax on "contributions" to a
            REMIC set forth in Section 860G(d) of the Code) unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

      10.   The Assignee's address for purposes of all notices and
correspondence related to the Mortgage Loans, the Purchase and Servicing
Agreement and the UBS AAR is:

                                        6

            U.S. Bank National Association
            209 S. LaSalle Street, Suite 300
            Chicago, Illinois 60604
            Attention: Structured Finance Trust Services, BAFC 2006-4

      The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans, the Purchase and Servicing Agreement and the UBS
AAR is:

            Bank of America, National Association
            214 North Tryon Street
            Charlotte, North Carolina 28255
            Attention: Managing Director

      BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

            Banc of America Funding Corporation
            214 North Tryon Street
            Charlotte, North Carolina 28255
            Attention: General Counsel and Chief Financial Officer

                                        7

      IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                        Bank of America, National Association,
                                        as Assignor

                                        By: /s/ Bruce W. Good
                                            -----------------------------------
                                        Name:    Bruce W. Good
                                        Title:   Vice President

                                        U.S. Bank National Association,
                                        as Assignee

                                        By: /s/ Melissa A. Rosal
                                            -----------------------------------
                                        Name:    Melissa A. Rosal
                                        Title:   Vice President

                                        Banc of America Funding Corporation

                                        By: /s/ Scott Evans
                                            -----------------------------------
                                        Name:    Scott Evans
                                        Title:   Senior Vice President

                                        National City Mortgage Co., as servicer

                                        By: /s/ Richard Buck
                                            -----------------------------------
                                        Name:    Richard Buck
                                        Title:   Assistant Vice President

                                        UBS Real Estate Securities Inc.

                                        By: /s/ Teresa Bowlin
                                            -----------------------------------
                                        Name:    Teresa Bowlin
                                        Title:   Associate Director

                                        UBS Real Estate Securities Inc.

                                        By: /s/ Julia Lee Kim
                                            -----------------------------------
                                        Name:    Julia Lee Kim
                                        Title:   Associate Director

   [NatCity Assignment, Assumption and Recognition Agreement for BAFC 2006-4]

Acknowledged and Agreed
as of the date first above written:

Wells Fargo Bank, N.A., as master servicer

By: /s/ Peter A. Gobell
    ------------------------------------
Name:   Peter A. Gobell
Title:  Vice President

   [NatCity Assignment, Assumption and Recognition Agreement for BAFC 2006-4]

                                    EXHIBIT A

                    Schedule of National City Mortgage Loans

       [Please refer to Exhibit D to the Pooling and Servicing Agreement]

                                       A-1

                                    EXHIBIT B

                         Schedule of UBS Mortgage Loans

       [Please refer to Exhibit D to the Pooling and Servicing Agreement]

                                       B-1

                                    EXHIBIT C

--------------------------------------------------------------------------------
EXHIBIT E-1 STANDARD FILE LAYOUT - DELINQUENCY REPORTING
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                                     DESCRIPTION                      DECIMAL     FORMAT COMMENT
-------------------------------------------------------------------------------------------------------------------------

SERVICER_LOAN_NBR                      A unique number assigned to a loan by the
                                       Servicer. This may be different than the
                                       LOAN_NBR
-------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                               A unique identifier assigned to each loan
                                       by the originator.
-------------------------------------------------------------------------------------------------------------------------
CLIENT_NBR                             Servicer Client Number
-------------------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR                      Contains a unique number as assigned by
                                       an external servicer to identify a group
                                       of loans in their system.
-------------------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME                    First Name of the Borrower.
-------------------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME                     Last name of the borrower.
-------------------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                           Street Name and Number of Property
-------------------------------------------------------------------------------------------------------------------------
PROP_STATE                             The state where the  property located.
-------------------------------------------------------------------------------------------------------------------------
PROP_ZIP                               Zip code where the property is located.
-------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE                 The date that the borrower's next payment                    MM/DD/YYYY
                                       is due to the servicer at the end of
                                       processing cycle, as reported by Servicer.
-------------------------------------------------------------------------------------------------------------------------
LOAN_TYPE                              Loan Type (i.e. FHA, VA, Conv)
-------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE                  The date a particular bankruptcy claim was                   MM/DD/YYYY
                                       filed.
-------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE                The chapter under which the bankruptcy
                                       was filed.
-------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR                    The case number assigned by the court to
                                       the bankruptcy filing.
-------------------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE                 The payment due date once the bankruptcy                     MM/DD/YYYY
                                       has been approved by the courts
-------------------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE             The Date The Loan Is Removed From                            MM/DD/YYYY
                                       Bankruptcy. Either by Dismissal,
                                       Discharged and/or a Motion For Relief
                                       Was Granted.
-------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE                     The Date The Loss Mitigation Was Approved                    MM/DD/YYYY
                                       By The Servicer
-------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                          The Type Of Loss Mitigation Approved For A
                                       Loan Such As;
-------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE                 The Date The Loss Mitigation /Plan Is                        MM/DD/YYYY
                                       Scheduled To End/Close
-------------------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE                 The Date The Loss Mitigation Is Actually                     MM/DD/YYYY
                                       Completed
-------------------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE                   The date DA Admin sends a letter to the                      MM/DD/YYYY
                                       servicer with instructions to begin
                                       foreclosure proceedings.
-------------------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE                 Date File Was Referred To Attorney to                        MM/DD/YYYY
                                       Pursue Foreclosure
-------------------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                       Notice of 1st legal filed by an Attorney in                  MM/DD/YYYY
                                       a Foreclosure Action
-------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE              The date by which a foreclosure sale is                      MM/DD/YYYY
                                       expected to occur.
-------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                       The actual date of the foreclosure sale.                     MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                        The amount a property sold for at the               2        No commas(,) or
                                       foreclosure sale.                                            dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE                    The date the servicer initiates eviction of                  MM/DD/YYYY
                                       the borrower.
-------------------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE                The date the court revokes legal                             MM/DD/YYYY
                                       possession of the property from the
                                       borrower.
-------------------------------------------------------------------------------------------------------------------------
LIST_PRICE                             The price at which an REO property is               2        No commas(,) or
                                       marketed.                                                    dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------
LIST_DATE                              The date an REO property is listed at a                      MM/DD/YYYY
                                       particular price.
-------------------------------------------------------------------------------------------------------------------------

                                       C-1

-------------------------------------------------------------------------------------------------------------------------

OFFER_AMT                              The dollar value of an offer for an REO             2        No commas(,) or
                                       property.                                                    dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                        The date an offer is received by DA Admin                    MM/DD/YYYY
                                       or by the Servicer.
-------------------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                       The date the REO sale of the property is                     MM/DD/YYYY
                                       scheduled to close.
-------------------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE                Actual Date Of REO Sale                                      MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                          Classification of how the property is
                                       occupied.
-------------------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE                    A code that indicates the condition of
                                       the property.
-------------------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE                   The date a  property inspection is                           MM/DD/YYYY
                                       performed.
-------------------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                         The date the appraisal was done.                             MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                          The current "as is" value of the property           2
                                       based on brokers price opinion or
                                       appraisal.
-------------------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL                      The amount the property would be worth if           2
                                       repairs are completed pursuant to a
                                       broker's price opinion or appraisal.
-------------------------------------------------------------------------------------------------------------------------
IF APPLICABLE:
-------------------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE                     FNMA Code Describing Status of Loan
-------------------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE                     The circumstances which caused a borrower
                                       to stop paying on a loan. Code indicates
                                       the reason why the loan is in default for
                                       this cycle.
-------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE                    Date Mortgage Insurance Claim Was Filed                      MM/DD/YYYY
                                       With Mortgage Insurance Company.
-------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                           Amount of Mortgage Insurance Claim Filed                     No commas(,) or
                                                                                                    dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE                     Date Mortgage Insurance Company Disbursed                    MM/DD/YYYY
                                       Claim Payment
-------------------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID                      Amount Mortgage Insurance Company Paid On           2        No commas(,) or
                                       Claim                                                        dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE                  Date Claim Was Filed With Pool Insurance                     MM/DD/YYYY
                                       Company
-------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                         Amount of Claim Filed With Pool Insurance           2        No commas(,) or
                                       Company                                                      dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE                   Date Claim Was Settled and The Check Was                     MM/DD/YYYY
                                       Issued By The Pool Insurer
-------------------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID                    Amount Paid On Claim By Pool Insurance              2        No commas(,) or
                                       Company                                                      dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE            Date FHA Part A Claim Was Filed With HUD                     MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT                   Amount of FHA Part A Claim Filed                    2        No commas(,) or
                                                                                                    dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE             Date HUD Disbursed Part A Claim Payment                      MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT              Amount HUD Paid on Part A Claim                     2        No commas(,) or
                                                                                                    dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE            Date FHA Part B Claim Was Filed With HUD                     MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT                   Amount of FHA Part B Claim Filed                    2        No commas(,) or
                                                                                                    dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE             Date HUD Disbursed Part B Claim Payment                      MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT              Amount HUD Paid on Part B Claim                     2        No commas(,) or
                                                                                                    dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE                    Date VA Claim Was Filed With the Veterans                    MM/DD/YYYY
                                       Admin
-------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE                     Date Veterans Admin. Disbursed VA Claim                      MM/DD/YYYY
                                       Payment
-------------------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT                      Amount Veterans Admin. Paid on VA Claim             2        No commas(,) or
                                                                                                    dollar signs ($)
-------------------------------------------------------------------------------------------------------------------------

                                       C-2

--------------------------------------------------------------------------------
EXHIBIT E-1: STANDARD FILE CODES - DELINQUENCY REPORTING
--------------------------------------------------------------------------------

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

      o   ASUM- Approved Assumption

      o   BAP- Borrower Assistance Program

      o   CO- Charge Off

      o   DIL- Deed-in-Lieu

      o   FFA- Formal Forbearance Agreement

      o   MOD- Loan Modification

      o   PRE- Pre-Sale

      o   SS- Short Sale

      o   MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss
Mitigation Types other than those above are used, the Servicer must supply Wells
Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

      o   Mortgagor

      o   Tenant

      o   Unknown

      o   Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

      o   Damaged

      o   Excellent

      o   Fair

      o   Gone

      o   Good

      o   Poor

      o   Special Hazard

      o   Unknown

                                       C-3

--------------------------------------------------------------------------------
EXHIBIT E-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED
--------------------------------------------------------------------------------

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

            --------------------------------------------------------------------
            DELINQUENCY CODE         DELINQUENCY DESCRIPTION
            --------------------------------------------------------------------
            001                      FNMA-Death of principal mortgagor
            --------------------------------------------------------------------
            002                      FNMA-Illness of principal mortgagor
            --------------------------------------------------------------------
            003                      FNMA-Illness of mortgagor's family member
            --------------------------------------------------------------------
            004                      FNMA-Death of mortgagor's family member
            --------------------------------------------------------------------
            005                      FNMA-Marital difficulties
            --------------------------------------------------------------------
            006                      FNMA-Curtailment of income
            --------------------------------------------------------------------
            007                      FNMA-Excessive Obligation
            --------------------------------------------------------------------
            008                      FNMA-Abandonment of property
            --------------------------------------------------------------------
            009                      FNMA-Distant employee transfer
            --------------------------------------------------------------------
            011                      FNMA-Property problem
            --------------------------------------------------------------------
            012                      FNMA-Inability to sell property
            --------------------------------------------------------------------
            013                      FNMA-Inability to rent property
            --------------------------------------------------------------------
            014                      FNMA-Military Service
            --------------------------------------------------------------------
            015                      FNMA-Other
            --------------------------------------------------------------------
            016                      FNMA-Unemployment
            --------------------------------------------------------------------
            017                      FNMA-Business failure
            --------------------------------------------------------------------
            019                      FNMA-Casualty loss
            --------------------------------------------------------------------
            022                      FNMA-Energy environment costs
            --------------------------------------------------------------------
            023                      FNMA-Servicing problems
            --------------------------------------------------------------------
            026                      FNMA-Payment adjustment
            --------------------------------------------------------------------
            027                      FNMA-Payment dispute
            --------------------------------------------------------------------
            029                      FNMA-Transfer of ownership pending
            --------------------------------------------------------------------
            030                      FNMA-Fraud
            --------------------------------------------------------------------
            031                      FNMA-Unable to contact borrower
            --------------------------------------------------------------------
            INC                      FNMA-Incarceration
            --------------------------------------------------------------------

                                       C-4

--------------------------------------------------------------------------------
EXHIBIT E-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED
--------------------------------------------------------------------------------

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

            --------------------------------------------------------------------
                  STATUS CODE        STATUS DESCRIPTION
            --------------------------------------------------------------------
                      09             Forbearance
            --------------------------------------------------------------------
                      17             Pre-foreclosure Sale Closing Plan Accepted
            --------------------------------------------------------------------
                      24             Government Seizure
            --------------------------------------------------------------------
                      26             Refinance
            --------------------------------------------------------------------
                      27             Assumption
            --------------------------------------------------------------------
                      28             Modification
            --------------------------------------------------------------------
                      29             Charge-Off
            --------------------------------------------------------------------
                      30             Third Party Sale
            --------------------------------------------------------------------
                      31             Probate
            --------------------------------------------------------------------
                      32             Military Indulgence
            --------------------------------------------------------------------
                      43             Foreclosure Started
            --------------------------------------------------------------------
                      44             Deed-in-Lieu Started
            --------------------------------------------------------------------
                      49             Assignment Completed
            --------------------------------------------------------------------
                      61             Second Lien Considerations
            --------------------------------------------------------------------
                      62             Veteran's Affairs-No Bid
            --------------------------------------------------------------------
                      63             Veteran's Affairs-Refund
            --------------------------------------------------------------------
                      64             Veteran's Affairs-Buydown
            --------------------------------------------------------------------
                      65             Chapter 7 Bankruptcy
            --------------------------------------------------------------------
                      66             Chapter 11 Bankruptcy
            --------------------------------------------------------------------
                      67             Chapter 13 Bankruptcy
            --------------------------------------------------------------------

                                       C-5

--------------------------------------------------------------------------------
EXHIBIT E-2: STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
COLUMN NAME                 DESCRIPTION                                DECIMAL  FORMAT COMMENT                  MAX
                                                                                                                SIZE
---------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR            A value assigned by the Servicer to                 Text up to 10 digits               20
                            define a group of loans.
---------------------------------------------------------------------------------------------------------------------
LOAN_NBR                    A unique identifier assigned to each loan           Text up to 10 digits               10
                            by the investor.
---------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR           A unique number assigned to a loan by the           Text up to 10 digits               10
                            Servicer. This may be different than the
                            LOAN_NBR.
---------------------------------------------------------------------------------------------------------------------
BORROWER_NAME               The borrower name as received in the                Maximum length of 30 (Last,        30
                            file. It is not separated by first and              First)
                            last name.
---------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT               Scheduled monthly principal and scheduled     2     No commas(,) or dollar signs       11
                            interest payment that a borrower is                 ($)
                            expected to pay, P&I constant.
---------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE               The loan interest rate as reported by the     4     Max length of 6                     6
                            Servicer.
---------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                The loan gross interest rate less the         4     Max length of 6                     6
                            service fee rate as reported by the
                            Servicer.
---------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE               The servicer's fee rate for a loan as         4     Max length of 6                     6
                            reported by the Servicer.
---------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                The servicer's fee amount for a loan as       2     No commas(,) or dollar signs       11
                            reported by the Servicer.                           ($)
---------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                 The new loan payment amount as reported       2     No commas(,) or dollar signs       11
                            by the Servicer.                                    ($)
---------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE               The new loan rate as reported by the          4     Max length of 6                     6
                            Servicer.
---------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE              The index the Servicer is using to            4     Max length of 6                     6
                            calculate a forecasted rate.
---------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL           The borrower's actual principal balance       2     No commas(,) or dollar signs       11
                            at the beginning of the processing cycle.           ($)
---------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL           The borrower's actual principal balance       2     No commas(,) or dollar signs       11
                            at the end of the processing cycle.                 ($)
---------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE      The date at the end of processing cycle             MM/DD/YYYY                         10
                            that the borrower's next payment is due
                            to the Servicer, as reported by Servicer.
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1             The first curtailment amount to be            2     No commas(,) or dollar signs       11
                            applied.                                            ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1            The curtailment date associated with the            MM/DD/YYYY                         10
                            first curtailment amount.
---------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_1              The curtailment interest on the first         2     No commas(,) or dollar signs       11
                            curtailment amount, if applicable.                  ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2             The second curtailment amount to be           2     No commas(,) or dollar signs       11
                            applied.                                            ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2            The curtailment date associated with the            MM/DD/YYYY                         10
                            second curtailment amount.
---------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2             The curtailment interest on the second        2     No commas(,) or dollar signs       11
                            curtailment amount, if applicable.                  ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3             The third curtailment amount to be            2     No commas(,) or dollar signs       11
                            applied.                                            ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3            The curtailment date associated with the            MM/DD/YYYY                         10
                            third curtailment amount.
---------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3              The curtailment interest on the third         2     No commas(,) or dollar signs       11
                            curtailment amount, if applicable.                  ($)
---------------------------------------------------------------------------------------------------------------------
PIF_AMT                     The loan "paid in full" amount as             2     No commas(,) or dollar signs       11
                            reported by the Servicer.                           ($)
---------------------------------------------------------------------------------------------------------------------
PIF_DATE                    The paid in full date as reported by the            MM/DD/YYYY                         10
                            Servicer.
---------------------------------------------------------------------------------------------------------------------
ACTION_CODE                 The standard FNMA numeric code used to              Action Code Key:                    2
                            indicate the default/delinquent status of           15=Bankruptcy, 30=Foreclosure,
                            a particular loan.                                  60=PIF, 63=Substitution,
                                                                                65=Repurchase,70=REO
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

INT_ADJ_AMT                 The amount of the interest adjustment as      2     No commas(,) or dollar signs       11
                            reported by the Servicer.                           ($)
---------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT      The Soldier and Sailor Adjustment amount,     2     No commas(,) or dollar signs       11
                            if applicable.                                      ($)
---------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT            The Non Recoverable Loan Amount, if           2     No commas(,) or dollar signs       11
                            applicable.                                         ($)
---------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT               The amount the Servicer is passing as a       2     No commas(,) or dollar signs       11
                            loss, if applicable.                                ($)
---------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL          The scheduled outstanding principal           2     No commas(,) or dollar signs       11
                            amount due at the beginning of the cycle            ($)
                            date to be passed through to investors.
---------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL          The scheduled principal balance due to        2     No commas(,) or dollar signs       11
                            investors at the end of a processing                ($)
                            cycle.
---------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT              The scheduled principal amount as             2     No commas(,) or dollar signs       11
                            reported by the Servicer for the current            ($)
                            cycle -- only applicable for
                            Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT               The scheduled gross interest amount less      2     No commas(,) or dollar signs       11
                            the service fee amount for the current              ($)
                            cycle as reported by the Servicer -- only
                            applicable for Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT               The actual principal amount collected by      2     No commas(,) or dollar signs       11
                            the Servicer for the current reporting              ($)
                            cycle -- only applicable for
                            Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                The actual gross interest amount less the     2     No commas(,) or dollar signs       11
                            service fee amount for the current                  ($)
                            reporting cycle as reported by the
                            Servicer -- only applicable for
                            Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_AMT          The penalty amount received when a            2     No commas(,) or dollar signs       11
                            borrower prepays on his loan as reported            ($)
                            by the Servicer.
---------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_WAIVED       The prepayment penalty amount for the         2     No commas(,) or dollar signs       11
                            loan waived by the servicer.                        ($)
---------------------------------------------------------------------------------------------------------------------
MOD_DATE                    The Effective Payment Date of the                   MM/DD/YYYY                         10
                            Modification for the loan.
---------------------------------------------------------------------------------------------------------------------
MOD_TYPE                    The Modification Type.                              Varchar - value can be alpha       30
                                                                                or numeric
---------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT      The current outstanding principal and         2     No commas(,) or dollar signs       11
                            interest advances made by Servicer.                 ($)
---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------  2

--------------------------------------------------------------------------------
EXHIBIT E-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET
--------------------------------------------------------------------------------

        The numbers on the form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:

      1.      The Actual Unpaid Principal Balance of the Mortgage Loan. For
              documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2.      The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3.      Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12.   Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

      13.     The total of lines 1 through 12.

      Credits:

      14-21.  Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a
              Bankruptcy Deficiency, the difference between the Unpaid Principal
              Balance of the Note prior to the Bankruptcy Deficiency and the
              Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

      22.     The total of lines 14 through 21.

      Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

                    Total Realized Loss (or Amount of Any Gain)

      23.     The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

--------------------------------------------------------------------------------
EXHIBIT E-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332
--------------------------------------------------------------------------------

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

      Prepared by: __________________               Date: _____________
      Phone: ______________________   Email Address: _____________________

          ---------------------    ----------------     --------------------
          Servicer Loan No.        Servicer Name        Servicer Address

          ---------------------    ----------------     --------------------

      WELLS FARGO BANK, N.A. Loan No._________________________________________
      Borrower's
      Name:___________________________________________________________________
      Property
      Address:__________________________________________________________________

      LIQUIDATION AND ACQUISITION EXPENSES:

      (1)  Actual Unpaid Principal Balance of Mortgage Loan     $____________(1)
      (2)  Interest accrued at Net Rate                         _____________(2)
      (3)  Accrued Servicing Fees                               _____________(3)
      (4)  Attorney's Fees                                      _____________(4)
      (5)  Taxes                                                _____________(5)
      (6)  Property Maintenance                                 _____________(6)
      (7)  MI/Hazard Insurance Premiums                         _____________(7)
      (8)  Utility Expenses                                     _____________(8)
      (9)  Appraisal/BPO                                        _____________(9)
      (10) Property Inspections                                 ____________(10)
      (11) FC Costs/Other Legal Expenses                        ____________(11)
      (12) Other (itemize)                                      $___________(12)

            Cash for Keys__________________________________
            HOA/Condo Fees_________________________________
            _______________________________________________
            _______________________________________________
              TOTAL EXPENSES                                    $___________(13)
      CREDITS:

      (14) Escrow Balance                                       $___________(14)
      (15) HIP Refund                                           ____________(15)
      (16) Rental Receipts                                      ____________(16)
      (17) Hazard Loss Proceeds                                 ____________(17)
      (18) Primary Mortgage Insurance Proceeds                  ____________(18)
      (19) Pool Insurance Proceeds                              ____________(19)
      (20) Proceeds from Sale of Acquired Property              ____________(20)
      (21) Other (itemize)                                      ____________(21)
           __________________________________________________
           __________________________________________________
           TOTAL CREDITS                                        $___________(22)

      TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                   $___________(23)

                                   APPENDIX I

                        Purchase and Servicing Agreement

               [Please see Exhibits 10.3(A)-(F) to this Form 8-K]

                                   APPENDIX II

                                     UBS AAR

                  [Please see Exhibit 10.3(G) to this Form 8-K]